UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2019

FELLAZO CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-208237	30-0840869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Wisma Huazong, Lot 15285, 0.7 km Lebuhraya Sungei Besi Seri Kembangan, Selangor Darul Ehsan, Malaysia	43300
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +603 89638 5638

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 4.01	Changes in Registrant's Certifying Accountant

On December 23, 2019, Fellazo Corp. (the "Company") filed a Current Report on Form 8-K reporting that effective December 19, 2019, the Company received notification from MaloneBailey LLP (“MaloneBailey”), the Company’s independent registered public accounting firm, advising the Company of MaloneBailey’s resignation as the Company’s independent registered public accountant.

At the time of filing the Form 8-K, the Company had not yet appointed an independent registered public accounting firm to audit its financial statements as of and for the year ended August 31, 2019, as successor to MaloneBailey.

Effective January 6, 2020, the Company appointed WWC, P.C. Certified Public Accountants as its new independent registered public accounting firm.

New independent registered public accounting firm

On January 6, 2020, the Company engaged WWC, P.C. Certified Public Accountants ("WWC"), an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors.

During the two most recent fiscal years and through the date of engagement, the Company has not consulted with WWC regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that WWC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELLAZO CORP.

/s/ Yap Kit Chuan
Yap Kit Chuan
President

Date: January 10, 2020

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